UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 13, 2014
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GOOGLE INC.
(Exact name of registrant as specified in its charter)
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Delaware	0-50726	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices, including zip code)

(650) 253-0000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 13, 2014, Google Inc. announced that it had entered into an agreement to buy Nest Labs Inc. for $3.2 billion in cash, subject to adjustments. The transaction is subject to customary closing conditions, including the receipt of regulatory approvals in the U.S. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated here by reference.

Item 9.01.    Financial Statements and Exhibits.

(i)	Exhibits.

Exhibit No.	Description
99.1	Press release of Google Inc. dated January 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: January 13, 2014	/s/ KENT WALKER
Kent Walker Senior Vice President and General Counsel